UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866
                                   ----------

                  TEMPLETON EMERGING MARKETS INCOME FUND
                 ---------------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                                FEBRUARY 28, 2005





[photo omitted]

                                SEMIANNUAL REPORT

                                     INCOME



                           Templeton Emerging Markets
                                   Income Fund

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                      Franklin O TEMPLETON O Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[photo omitted]

Not part of the semiannual report

                     Contents

SEMIANNUAL REPORT

Templeton Emerging Markets
Income Fund .........................   1

Performance Summary .................   7

Important Notice to
Shareholders ........................   8

Financial Highlights and
Statement of Investments ............   9

Financial Statements ................  13

Notes to Financial
Statements ..........................  16

Annual Meeting of
Shareholders ........................  26

Dividend Reinvestment and
Cash Purchase Plan ..................  27

Shareholder Information .............  30


Semiannual Report

Templeton Emerging Markets
Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:
Geographic Distribution *
Based on Total Net Assets as of 2/28/05
Latin America                     44.9%
Europe                            25.3%
Asia                              24.6%
Middle East & Africa               2.2%
Short-Term Investments &
Other Net Assets                   3.0%

*The Geographic Distribution is a snapshot of the Fund on 2/28/05 and may not reflect ongoing repositioning or reinvestment of cash in the Fund.


Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund's semiannual report for the period ended February 28, 2005.





THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------
  WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
  Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
  A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months under review, Templeton Emerging Markets Income Fund posted cumulative total returns of 15.98% based on market price and 11.84% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), which posted an 8.01% cumulative total return in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary on page 7.


ECONOMIC AND MARKET OVERVIEW

During the six months under review, overall global growth conditions remained robust, particularly in the U.S. and Asia. Although there was some increase in inflationary pressures regionally, inflation generally remained historically low, and global treasury yield curves flattened over the period.

The U.S. economy experienced improved growth amid employment gains and strong investment spending. The core Consumer Price Index moved higher, rising to 2.4% at period-end from 1.7% at the beginning of the reporting period. In an effort to ease inflationary pressures, the Federal Reserve Board raised the federal funds target rate 100 basis points (100 basis points equal one percent) from 1.50% to 2.50%. Economic growth indicators were generally quite positive; however, measures of the U.S. balance of payment position sharply deteriorated. The U.S. trade deficit reached record levels, hitting a $61 billion monthly deficit level in February 2005 and a current account deficit of 6.3% of gross domestic product (GDP) in fourth quarter 2004. 2 Although financing of the current account deficit through foreign purchases of U.S. securities continued to rise over the reporting period, the increase was not enough to prevent a decline in the U.S. dollar's value against the euro and other major trading partners' currencies, and it depreciated 6.96% on a trade-weighted basis.

Economic growth in Europe generally moderated in the second half of 2004, with the slowdown most apparent in the euro zone. During fourth quarter 2004, real GDP growth in the euro zone slowed to 1.6% annualized. Soft labor markets contributed to weak domestic demand conditions. Additionally, the export sector's contributions to growth eased largely due to the euro's sustained strength, which weighed on exports. Because of the weaker growth


1. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Local bond market returns are from country subindexes of the JPM EMBIG. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Sources: U.S. Census Bureau; The Financial Times Limited.

2 |  Semiannual Report
conditions, underlying inflationary pressures were limited, and the European Central Bank left interest rates unchanged at 2.00%. During the reporting period, the euro rose 8.97% against the U.S. dollar.

Asia's economic performance was divided between mixed developments in Japan, which experienced weakening growth indicators and continued deflationary concerns, and generally strong economic performance elsewhere in Asia. In fourth quarter 2004, Japan's GDP growth slowed to 0.5% compared with a year earlier, while GDP grew 9.5% in China, 5.1% in Thailand and 3.3% in South Korea. 3 Asia generally continued to produce current account surpluses, facilitating further buildup of foreign currency reserves in the region. While Japan's foreign currency accumulation slowed relative to prior periods given less government intervention in currency markets, China's reserve accumulation accelerated. For the six months under review, Japan's reserves rose $12 billion. From September through December 2004, China's increased $114 billion.


INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency rates and credit risk.


MANAGER'S DISCUSSION

During the six months under review, global growth conditions remained favorable for emerging market economies, particularly as strong growth in the U.S. and Asia supported consumption demand for imports of goods and commodities from emerging market countries. Sovereign interest rate spreads declined from 425 basis points (100 basis points equal one percentage point) greater than the U.S. Treasury market at the beginning of the reporting period to 333 basis points at period-end. Regionally, Latin American sovereign debt rose 8.70%, central and eastern Europe's increased 9.51% and Asia's appreciated 4.08%. 1 Similarly, the JPM Euro EMBIG rose 6.27% in euro terms and 15.80% in U.S. dollar terms during the period. 4 The Fund benefited from selective sovereign debt exposure and from diversification away from U.S. dollar-denominated sovereign bonds into local currency debt markets.


TOP 10 COUNTRIES
2/28/05

--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  Brazil                        17.9%
--------------------------------------
  Russia                        11.3%
--------------------------------------
  Indonesia                      9.8%
--------------------------------------
  Venezuela                      9.8%
--------------------------------------
  Mexico                         5.3%
--------------------------------------
  South Korea                    4.8%
--------------------------------------
  Ukraine                        4.8%
--------------------------------------
  Philippines                    4.8%
--------------------------------------
  Poland                         4.7%
--------------------------------------
  Argentina                      4.7%
--------------------------------------




3. Sources: Economic and Social Research Institute (Japan); National Bureau of Statistics (China); National Economic and Social Development Board (Thailand); Bank of Korea (South Korea).
4. Source: J.P. Morgan. The JPM Euro EMBIG tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities. The index includes 64 instruments from 19 countries.

                                                           Semiannual Report | 3

We sought this positioning given potential risk to sovereign yields from rising U.S. interest rates, as well as currency risk to the U.S. dollar stemming from weak balance of payment conditions.

LATIN AMERICA

With close economic ties to the U.S., Latin America experienced firmer economic growth over the period, and the region also generated stronger current account surpluses. The Fund's Latin American holdings were predominantly U.S. dollar-denominated sovereign bonds. The JPM EMBIG's Venezuelan, Brazilian and Argentine subindexes increased 12.08%, 11.00% and 10.30%, respectively, for the six-month period. 1 Venezuela, as a large oil exporter, benefited from continued strength in oil prices, which helped the country's credit fundamentals. In Brazil, inflationary pressures accompanied solid economic growth during the period, and largely as a result, Brazil's central bank raised interest rates 275 basis points. 5 Although Brazil remained the Fund's largest weighting at period-end, the Fund trimmed overall exposure, moving to a slight underweighting in Brazil relative to the JPM EMBIG. During the period, the Fund increased exposure to performing Argentine bonds as economic stability along with progress on debt restructuring supported Argentine bond performance.

EASTERN AND CENTRAL EUROPE

Ukraine and Russia were among the Fund's U.S. dollar-denominated eastern European holdings during the period. Ukrainian sovereign bonds returned 8.71%, helped by the landmark election of the presidential candidate many perceived as market friendly. 1 In addition to a strong economic environment with 12% GDP growth in 2004, such political developments seemed to provide a positive backdrop for progress on previously stalled structural reform initiatives, which has the potential to enhance Ukraine's credit standing. 6 Russia's sovereign bonds appreciated in value 11.58%, benefiting from an investment grade sovereign credit rating from Standard & Poor's and Moody's Investors Service, two independent credit rating agencies. 1



5. Source: Central Bank of Brazil.
6. Source: Reuters.

4 |  Semiannual Report

Among the Fund's local currency holdings in central Europe, Polish bonds rose 38.74% in U.S. dollar terms and Hungarian bonds increased 28.29% during the period, as measured by the JPM Global Bond Index (GBI) Broad's country-specific subindexes. 7 Following strong economic growth in the lead-up to European Union accession, as well as slowing growth in the euro zone, growth in central Europe began to moderate during the period. Additionally, favorable inflation developments in central Europe facilitated interest rate cuts in Hungary of 275 basis points and prompted Poland's central bank to move to an easing bias. 8 In addition to interest rate cuts supporting some bonds' performance, higher interest rate levels relative to the euro zone supported the region's currency performance, and central European currencies were among the top performing during the period.

ASIA

Asia generally experienced strong economic growth during the period while maintaining large current account surpluses. The Fund's local currency Asian bond market exposure benefited performance relative to the JPM EMBIG, supported by local currency strength against the U.S. dollar. For example, Indonesia's bond market returned 12.08% in U.S. dollar terms, as measured by the HSBC Asian Local Bond Index (ALBI), supported by favorable economic conditions in Indonesia, such as slowing inflation and robust growth, as well as political stability and attractive yields. 9 Additionally, the country's economy benefited from greater investment spending, which rose 18.3% annualized in fourth quarter 2004. Elsewhere in Asia, the HSBC ALBI's South Korea and Thailand subindexes returned 14.95% and 11.72% in U.S. dollar terms. 9 The Fund's Philippine sovereign debt exposure underperformed the broader market during the reporting period.






7. Source: J.P. Morgan. The JPM GBI Broad is a combination of the GBI Global and other countries, launched in 1997 to increase country and return diversification in international fixed income markets.
8. Source: Hungarian Central Bank.
9. Source: HSBC. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local-currency denominated, high-quality and liquid bonds in Asia ex-Japan.

                                                           Semiannual Report | 5

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]

/s/Alex C. Calvo
----------------
Alex C. Calvo


[PHOTO OMITTED]

/s/Michael Hasenstab
--------------------
Michael Hasenstab, Ph.D.

Portfolio Managers
Templeton Emerging Markets Income Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.









6 |  Semiannual Report

Performance Summary as of 2/28/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.



PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
                                                  CHANGE      2/28/05    8/31/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                           +$1.05       $14.28     $13.23
--------------------------------------------------------------------------------
  Market Price (NYSE)                             +$1.52       $14.34     $12.82
--------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                     $0.5000
--------------------------------------------------------------------------------




PERFORMANCE

-------------------------------------------------------------------------------
                                        6-MONTH   1-YEAR     5-YEAR    10-YEAR
-------------------------------------------------------------------------------
  Cumulative Total Return 1
-------------------------------------------------------------------------------
     Based on change in NAV              11.84%   15.22%     90.75%    280.48%
-------------------------------------------------------------------------------
     Based on change in market price     15.98%   15.35%    146.35%    289.16%
-------------------------------------------------------------------------------
  Average Annual Total Return 1
-------------------------------------------------------------------------------
     Based on change in NAV              11.84%   15.22%     13.79%     14.29%
-------------------------------------------------------------------------------
     Based on change in market price     15.98%   15.35%     19.76%     14.55%
-------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.



ENDNOTES


SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS, AND AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

                                                           Semiannual Report | 7

Important Notice to Shareholders


SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.







8 |  Semiannual Report

Templeton Emerging Markets Income Fund

FINANCIAL HIGHLIGHTS


                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     FEBRUARY 28, 2005                   YEAR ENDED AUGUST 31,
                                                        (UNAUDITED)      2004         2003       2002        2001        2000
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $13.23     $12.53       $11.11     $11.48      $12.43      $11.36
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................            .41        .84          .93       1.16 e      1.26        1.27
 Net realized and unrealized gains (losses) .......           1.14        .86         1.61       (.27) e     (.93)       1.03
                                                     -------------------------------------------------------------------------
Total from investment operations ..................           1.55       1.70         2.54        .89         .33        2.30
                                                     -------------------------------------------------------------------------
Capital share repurchases .........................             --         --           --         --         .01         .01
                                                     -------------------------------------------------------------------------
Distributions from net investment income ..........           (.50)     (1.00)       (1.12)     (1.26)     (1.29)       (1.24)
                                                     -------------------------------------------------------------------------
Net asset value, end of period ....................         $14.28     $13.23       $12.53     $11.11      $11.48      $12.43
                                                     =========================================================================
Market value, end of period b .....................         $14.34     $12.82       $12.43     $11.00      $10.93     $10.688
                                                     =========================================================================

Total return (based on market value per share) c ..         15.98%     11.48%       24.44%     12.38%      15.53%      21.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $674,597   $624,112     $591,029   $522,210    $539,423    $587,397
Ratios to average net assets:
 Expenses .........................................          1.09% d    1.24%        1.17%      1.15%       1.18%       1.19%
 Net investment income ............................          5.96% d    6.46%        7.78%      9.99% e    10.77%      10.62%
Portfolio turnover rate ...........................         14.92%     68.25%      142.71%     95.94%     138.63%      53.40%




aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cTotal return is not annualized for periods less than one year.
dAnnualized.
eEffective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share ................................  $(.03)
Net realized and unrealized gains/(losses) per share ...........    .03
Ratio of net investment income to average net assets ...........   (.29)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                      Semiannual Report | See notes to financial statements. | 9

Templeton Emerging Markets Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT c           VALUE
---------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 97.0%
      Argentina 4.7%
      Republic of Argentina, FRN, 3.01%, 8/03/12 ...................................      35,320,000          $ 31,478,950
                                                                                                              -------------
      BOSNIA AND HERZEGOVINA 1.3%
      Bosnia & Herzegovina, FRN, 3.50%, 12/11/17 ...................................       8,041,599 EUR         9,065,088
                                                                                                              -------------
      BRAZIL 17.9%
  a,b Globo Communicacoes Participacoes Ltd., 144A, 10.625%, 12/05/08 ..............       5,000,000             5,012,500
      Republic of Brazil,
         DCB, L, FRN, 3.125%, 4/15/12 ..............................................      45,737,131            44,236,495
         RG, FRN, 3.125%, 4/15/12 ..................................................       8,775,070             8,555,193
         8.00%, 4/15/14 ............................................................      61,527,829            62,758,386
                                                                                                              -------------
                                                                                                               120,562,574
                                                                                                              -------------
      COLOMBIA 3.5%
      Republic of Colombia,
         10.50%, 7/09/10 ...........................................................       2,758,000             3,194,109
         10.75%, 1/15/13 ...........................................................      12,450,000            14,664,855
         11.75%, 2/25/20 ...........................................................       4,255,000             5,421,083
                                                                                                              -------------
                                                                                                                23,280,047
                                                                                                              -------------
      HUNGARY 3.2%
      Government of Hungary,
         9.25%, 5/12/05 ............................................................     345,900,000 HUF         1,898,340
         8.50%, 10/12/05 ...........................................................   2,983,400,000 HUF        16,430,495
         7.00%, 4/12/06 ............................................................     120,000,000 HUF           654,911
         6.25%, 6/12/08 ............................................................     500,000,000 HUF         2,679,852
                                                                                                              -------------
                                                                                                                21,663,598
                                                                                                              -------------
      INDONESIA 9.8%
      Government of Indonesia, 11.00%, 10/15/14 ....................................  56,602,000,000 IDR         6,394,447
      Indonesia Recapital Bonds,
         13.15%, 3/15/10 ...........................................................  81,420,000,000 IDR        10,106,640
         14.25%, 6/15/13 ........................................................... 208,402,000,000 IDR        27,364,788
         14.275%, 12/15/13 ......................................................... 127,800,000,000 IDR        16,856,986
  a,b P T Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07 .......................      16,375,000             4,034,636
  a,b PT Inti Indorayon Utama TBK, 9.125%, 10/15/49 ................................       6,830,000               119,525
  a,b Tjiwi Kimia International Finance Co. BV, senior note, 13.25%, 8/01/01 .......       8,000,000             1,558,080
                                                                                                              -------------
                                                                                                                66,435,102
                                                                                                              -------------
      MALAYSIA .1%
      Government of Malaysia,
         4.305%, 2/27/09 ...........................................................         650,000 MYR           176,253
         4.032%, 9/15/09 ...........................................................       1,850,000 MYR           496,579
                                                                                                              -------------
                                                                                                                   672,832
                                                                                                              -------------



10 |  Semiannual Report

Templeton Emerging Markets Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT c           VALUE
---------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONT.)
      MEXICO 5.3%
      Pemex Project Funding Master Trust, 144A, FRN, 3.79%, 6/15/10 ................       8,710,000          $  9,036,625
      United Mexican States,
         5.375%, 6/10/13 ...........................................................       5,500,000 EUR         7,740,088
         144A, 7.50%, 3/08/10 ......................................................       8,610,000 EUR        13,296,278
         Reg S, 7.50%, 3/08/10 .....................................................       3,600,000 EUR         5,559,420
                                                                                                              -------------
                                                                                                                35,632,411
                                                                                                              -------------
      PANAMA .9%
      Republic of Panama, 10.75%, 5/15/20 ..........................................       4,600,000             5,980,000
                                                                                                              -------------
      PERU 2.9%
      Republic of Peru,
         9.875%, 2/06/15 ...........................................................       7,640,000             9,292,150
         FRN, 4.50%, 3/07/17 .......................................................      10,650,000            10,011,000
                                                                                                              -------------
                                                                                                                19,303,150
                                                                                                              -------------
      PHILIPPINES 4.8%
      Republic of Philippines,
         8.375%, 2/15/11 ...........................................................       6,500,000             6,750,742
         9.00%, 2/15/13 ............................................................      19,060,000            20,137,843
         Reg S, 8.75%, 10/07/16 ....................................................       5,450,000             5,513,863
                                                                                                              -------------
                                                                                                                32,402,448
                                                                                                              -------------
      POLAND 4.7%
      Republic of Poland,
         8.50%, 11/12/06 ...........................................................      27,950,000 PLN         9,980,716
         8.50%, 5/12/07 ............................................................      37,300,000 PLN        13,522,414
         6.00%, 5/24/09 ............................................................      23,000,000 PLN         8,021,400
                                                                                                              -------------
                                                                                                                31,524,530
                                                                                                              -------------
      RUSSIA 11.3%
      Russian Federation,
         Reg S, 11.00%, 7/24/18 ....................................................      44,725,000            64,682,816
         Reg S, 12.75%, 6/24/28 ....................................................       6,566,000            11,242,305
                                                                                                              -------------
                                                                                                                75,925,121
                                                                                                              -------------
      SOUTH AFRICA 2.2%
      Republic of South Africa, 5.25%, 5/16/13 .....................................      10,490,000 EUR        14,765,237
                                                                                                              -------------
      SOUTH KOREA 4.8%
      Korea Treasury Bond,
         6.90%, 1/16/07 ............................................................  10,000,000,000 KRW        10,475,590
         4.75%, 3/12/08 ............................................................  21,865,000,000 KRW        22,082,060
                                                                                                              -------------
                                                                                                                32,557,650
                                                                                                              -------------
      THAILAND 4.1%
      Thailand Government,
         8.50%, 10/14/05 ...........................................................     670,000,000 THB        18,187,574
         8.00%, 12/08/06 ...........................................................      31,000,000 THB           882,872
         4.125%, 2/12/08 ...........................................................      98,000,000 THB         2,623,153
         8.50%, 12/08/08 ...........................................................      11,000,000 THB           337,349
         4.80%, 4/09/10 ............................................................     212,000,000 THB         5,738,276
                                                                                                              -------------
                                                                                                                27,769,224
                                                                                                              -------------

                                                          Semiannual Report | 11

Templeton Emerging Markets Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT c           VALUE
---------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONT.)
      UKRAINE 4.8%
      Republic of Ukraine,
         144A, FRN, 5.361%, 8/05/09 ................................................      11,100,000          $ 11,946,375
         144A, 7.65%, 6/11/13 ......................................................      18,148,000            19,990,022
         FRN, 6.365%, 8/05/09 ......................................................         560,000               604,016
                                                                                                              -------------
                                                                                                                32,540,413
                                                                                                              -------------
      VENEZUELA 9.8%
      Republic of Venezuela,
         10.75%, 9/19/13 ...........................................................       6,175,000             7,147,562
         9.25%, 9/15/27 ............................................................      57,409,000            59,256,996
                                                                                                              -------------
                                                                                                                66,404,558
                                                                                                              -------------
      VIETNAM .9%
      Republic of Vietnam, 4.00%, 3/12/16 ..........................................       6,592,000             6,278,260
                                                                                                              -------------
      TOTAL LONG TERM INVESTMENTS (COST $583,217,979)                                                          654,241,193
                                                                                                              -------------

                                                                                     -------------------
                                                                                           SHARES
                                                                                     -------------------
      SHORT TERM INVESTMENTS (COST $5,000,375) .7%
    d Franklin Institutional Fiduciary Trust Money Market Portfolio ................       5,000,375             5,000,375
                                                                                                              -------------
      TOTAL INVESTMENTS (COST $588,218,354) 97.7% ..................................                           659,241,568
      OTHER ASSETS, LESS LIABILITIES 2.3% ..........................................                            15,354,993
                                                                                                              -------------
      NET ASSETS 100.0% ............................................................                          $674,596,561
                                                                                                              =============

PORTFOLIO ABBREVIATIONS:
FRN - Floating Rate Notes

CURRENCY ABBREVIATIONS:
EUR - Euro
HUF - Hungarian Forint
IDR - Indonesian Rupiah
KRW - Korean Won
MYR - Malaysian Ringett
PLN - Polish Zloty
THB - Thai Baht


aNon-income producing.
bSee Note 7 regarding defaulted securities.
cThe principal amount is stated in U.S. dollars unless otherwise indicated. dSee Note 9 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


12 |  See notes to financial statements.  |  Semiannual Report

Templeton Emerging Markets Income Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005 (unaudited)


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................    $583,217,979
  Cost - Sweep Money Fund (Note 9) ............................       5,000,375
                                                                   -------------
  Total cost of investments ...................................    $588,218,354
                                                                   =============
  Value - Unaffiliated issuers ................................    $654,241,193
  Value - Sweep Money Fund (Note 9) ...........................       5,000,375
                                                                   -------------
  Total value of investments ..................................     659,241,568
 Foreign currency, at value (cost $31,713) ....................          22,347
 Receivables:
  Investment securities sold ..................................       2,064,341
  Dividends and interest ......................................      14,837,312
                                                                   -------------
      Total assets ............................................     676,165,568
                                                                   -------------
Liabilities:
 Payables:
  Investment securities purchased .............................         622,929
  Affiliates ..................................................         511,833
 Other liabilities ............................................         434,245
                                                                   -------------
      Total liabilities .......................................       1,569,007
                                                                   -------------
        Net assets, at value ..................................    $674,596,561
                                                                   =============
Net assets consist of:
 Distributions in excess of net investment income .............    $ (9,819,610)
 Net unrealized appreciation (depreciation) ...................      71,343,227
 Accumulated net realized gain (loss) .........................     (48,892,229)
 Capital shares ...............................................     661,965,173
                                                                   -------------
        Net assets, at value ..................................    $674,596,561
                                                                   =============
Shares outstanding ............................................      47,257,186
                                                                   =============
Net asset value per share .....................................          $14.28
                                                                   =============




                     Semiannual Report | See notes to financial statements. | 13

Templeton Emerging Markets Income Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2005 (unaudited)


Investment income:
 Dividends - Sweep Money Fund (Note 9) .....................................  $    38,688
 Interest (net of foreign taxes of $618,677) ...............................   22,780,247
                                                                              ------------
      Total investment income ..............................................   22,818,935
                                                                              ------------
Expenses:
 Management fees (Note 3) ..................................................    2,739,860
 Administrative fees (Note 3) ..............................................      484,923
 Custodian fees (Note 4) ...................................................      214,227
 Reports to shareholders ...................................................       21,600
 Registration and filing fees ..............................................       27,400
 Professional fees .........................................................       18,600
 Trustees' fees and expenses ...............................................       23,200
 Other .....................................................................        6,300
                                                                              ------------
      Total expenses .......................................................    3,536,110
      Expense reductions (Note 4) ..........................................         (736)
                                                                              ------------
        Net expenses .......................................................    3,535,374
                                                                              ------------
          Net investment income ............................................   19,283,561
                                                                              ------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ..............................................................    2,178,793
  Foreign currency transactions ............................................      231,024
                                                                              ------------
        Net realized gain (loss) ...........................................    2,409,817
                                                                              ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..............................................................   50,749,458
  Translation of assets and liabilities denominated in foreign currencies ..      409,934
                                                                              ------------
        Net change in unrealized appreciation (depreciation) ...............   51,159,392
                                                                              ------------
Net realized and unrealized gain (loss) ....................................   53,569,209
                                                                              ------------
Net increase (decrease) in net assets resulting from operations ............  $72,852,770
                                                                              ============




14 |  See notes to financial statements.  |  Semiannual Report

Templeton Emerging Markets Income Fund

STATEMENTS OF CHANGES IN NET ASSETS for the six months ended February 28, 2005 (unaudited) and the year ended August 31, 2004


                                                                                       ------------------------------------
                                                                                       SIX MONTHS ENDED      YEAR ENDED
                                                                                       FEBRUARY 28, 2005   AUGUST 31, 2004
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................     $ 19,283,561       $ 39,665,827
  Net realized gain (loss) from investments and foreign
   currency transactions .............................................................        2,409,817         40,671,159
  Net change in unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies .......................       51,159,392            (89,458)
                                                                                       ------------------------------------
      Net increase (decrease) in net assets resulting from operations ................       72,852,770         80,247,528
 Distributions to shareholders from net investment income ............................      (23,605,555)       (47,165,033)
 Capital share transactions (Note 2) .................................................        1,237,615                 --
                                                                                       ------------------------------------
      Net increase (decrease) in net assets ..........................................       50,484,830         33,082,495
Net assets:
 Beginning of period .................................................................      624,111,731        591,029,236
                                                                                       ------------------------------------
 End of period .......................................................................     $674,596,561       $624,111,731
                                                                                       ====================================
Distributions in excess of net investment income included in net assets:
 End of period .......................................................................     $ (9,819,610)     $  (5,497,616)
                                                                                       ====================================




                     Semiannual Report | See notes to financial statements. | 15

Templeton Emerging Markets Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Templeton Emerging Markets Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. Effective June 1, 2004, the Fund was reorganized from a Maryland corporation into a Delaware statutory trust. The Fund seeks high current income, with a secondary goal of capital appreciation, by investing, under normal conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.





16 |  Semiannual Report

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.







                                                          Semiannual Report | 17

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The Board of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2005, the Fund had repurchased a total of 610,500 shares.

At February 28, 2005, there were an unlimited number of shares authorized (without par value). During the period ended February 28, 2005, 92,153 shares were issued for $1,237,615 from reinvested distributions. During the year ended August 31, 2004, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.









18 |  Semiannual Report

Templeton Emerging Markets Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
  SUBSIDIARY                                              AFFILIATION
--------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                       Investment manager
  Franklin Templeton Services LLC (FT Services)           Administrative manager

A. MANAGEMENT FEE

The Fund pays an investment management fee to Advisers based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.850%          Up to and including $1 billion
        0.830%          Over $1 billion, up to and including $5 billion
        0.810%          Over $5 billion, up to and including $10 billion
        0.790%          Over $10 billion, up to and including $15 billion
        0.770%          Over $15 billion, up to and including $20 billion
        0.750%          Over $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year based on the Fund's average daily net assets.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2005, the custodian fees were reduced as noted in the Statement of Operations.









                                                          Semiannual Report | 19

Templeton Emerging Markets Income Fund

5. INCOME TAXES

At August 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
  2009 .................................................   $ 4,205,169
  2010 .................................................    22,453,289
  2011 .................................................    24,484,014
                                                           -----------
                                                           $51,142,472
                                                           ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of accrual of interest on defaulted bonds, foreign currency transactions, and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At February 28, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments ......................................  $593,969,054
                                                            ============
Unrealized appreciation ..................................  $ 88,719,998
Unrealized depreciation ..................................   (23,447,484)
                                                            ------------
Net unrealized appreciation (depreciation) ...............  $ 65,272,514
                                                            ============


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended February 28, 2005 aggregated $92,430,137 and $93,326,273, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 63.10% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2005, the value of these securities was $10,724,741, representing 1.59% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.





20 |  Semiannual Report

Templeton Emerging Markets Income Fund

8. CONCENTRATION OF RISK

Investing in securities of emerging market issuers includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions, currency fluctuations, and the risk of loss from underdeveloped systems of securities registration and transfer.


9. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


10. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").







                                                          Semiannual Report | 21

Templeton Emerging Markets Income Fund

10. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.







22 |  Semiannual Report

Templeton Emerging Markets Income Fund

10. REGULATORY MATTERS (CONTINUED)
SETTLEMENTS (CONTINUED)
On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.







                                                          Semiannual Report | 23

Templeton Emerging Markets Income Fund

10. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.





24 |  Semiannual Report

Templeton Emerging Markets Income Fund

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company and fund management strongly believe that the claims made in each of the lawsuits identified above are without merit and intend to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.





                                                          Semiannual Report | 25

Templeton Emerging Markets Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 25, 2005


The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 25, 2005. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Trustees:

---------------------------------------------------------------------------------------------------------
                                                             % OF                                 % OF
                                                            SHARES                               SHARES
                                                % OF        PRESENT                     % OF     PRESENT
                                             OUTSTANDING      AND                    OUTSTANDING   AND
  TERM EXPIRING 2008           FOR             SHARES       VOTING       WITHHELD      SHARES    VOTING
---------------------------------------------------------------------------------------------------------
  Harris J. Ashton ...... 42,259,588.791       89.42%       98.61%      595,848.38     1.26%     1.39%
  S. Joseph Fortunato ... 42,287,739.791       89.48%       98.67%      567,697.38     1.20%     1.32%
  Edith E. Holiday ...... 42,324,881.791       89.56%       98.76%      530,555.38     1.12%     1.24%
  Constantine D.
  Tseretopoulos ......... 42,354,390.791       89.63%       98.83%      501,046.38     1.06%     1.17%

* Frank J. Crothers, Charles B. Johnson, Rupert H. Johnson, Jr., Gordon S. Macklin, Fred R. Millsaps and Frank A. Olson are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


26 |  Semiannual Report

Templeton Emerging Markets Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN




The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Investor Services (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention:
Templeton Emerging Markets Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.






                                                          Semiannual Report | 27

Templeton Emerging Markets Income Fund

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds, less a service charge of $15.00 and less trading fees, to the participant.



28 |  Semiannual Report

Templeton Emerging Markets Income Fund





TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com




SHAREHOLDER INFORMATION


Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect[R]. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN[R] (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.



                                                          Semiannual Report | 29

Templeton Emerging Markets Income Fund

SHAREHOLDER INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2004. Additionally, the Fund expects to file, on or about April 30, 2005, such certifications with its Form N-CSRS for the six months ended February 28, 2005.



30 |  Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request


LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN[R] (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
 Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
 U.S. Government Securities Fund 4,5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund

TAX-FREE INCOME 6
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
 Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders and select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                          Not part of the semiannual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030



SEMIANNUAL REPORT
Templeton Emerging Markets Income Fund



INVESTMENT MANAGER
Franklin Advisers, Inc.

TRANSFER AGENT
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/329-8660 www.melloninvestor.com

FUND INFORMATION
1-800/342-5236



Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TLTEI S2005 04/05







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A/



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.                N/A



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   April 25, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date   April 25, 2005